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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  June 15, 2001
                                                   -------------


                       InKine Pharmaceutical Company, Inc.
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               (Exact Name of Registrant as Specified in Charter)

New York                                 0-24972                13-3754005
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(State or Other Jurisdiction    (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                      Identification No.)

1787 Sentry Parkway West
Building 18, Suite 440
Blue Bell, Pennsylvania                                          19422
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(Address of Principal Executive Offices)                       (Zip Code)


Registrant's telephone number, including area code:  (215) 283-6850
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Item 5.  Other Events

         On June 15, 2001, InKine Pharmaceutical Company, Inc. (the "Company") completed a private placement of $10 million of 5.5% Convertible Subordinated Notes due June 2003 and warrants to purchase 265,487 shares of the Company's common stock. The notes are convertible into the Company's common stock at a conversion price of $4.52 per share, subject to adjustment in certain circumstances. The warrants are exercisable for shares of the Company's common stock at an exercise price of $5.42 per share, subject to adjustment in certain circumstances. After expenses, the Company will realize approximately $9.25 million of the $10.00 million in proceeds from the offering. The Company agreed to file a registration statement for the resale of the common stock issuable upon conversion of the notes and exercise of the warrants within 30 days after the closing of the private placement.

Item 7.  Exhibits

         The following exhibits are filed as part of this report on Form 8-K:

         Exhibit No.       Title
         -----------       -----
         4.1 Securities Purchase Agreement, among the Company, Royal Bank of Canada and S.A.C. Capital Associates, LLC, dated as of June 15, 2001.
         4.2 Registration Rights Agreement, among the Company, Royal Bank of Canada and S.A.C. Capital Associates, LLC, dated as of June 15, 2001.
         4.3 Form of 5.5% Convertible Subordinated Notes due June 2003. (In accordance with Item 601 of Regulation S-K, similar notes issued to the investors have not been filed because they are identical in all material respects.)
         4.4 Form of Common Stock Purchase Warrant. (In accordance with Item 601 of Regulation S-K, similar warrants granted to the investors have not been filed because they are identical in all material respects except for the number of warrants granted to each investor.)
         99.1  Press Release, dated June 18, 2001.

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           INKINE PHARMACEUTICAL COMPANY, INC.

                           By: /s/ Robert F. Apple
                               ---------------------------------
                               Robert F. Apple
                               Senior Vice President and Chief Financial Officer

Dated: June 19, 2001

                                      -3-
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                                  EXHIBIT INDEX


Exhibit No.       Title
-----------       -----
4.1 Securities Purchase Agreement, among the Company, Royal Bank of Canada and S.A.C. Capital Associates, LLC, dated as of June 15, 2001.
4.2 Registration Rights Agreement, among the Company, Royal Bank of Canada and S.A.C. Capital Associates, LLC, dated as of June 15, 2001.
4.3 Form of 5.5% Convertible Subordinated Notes due June 2003. (In accordance with Item 601 of Regulation S-K, similar notes issued to the investors have not been filed because they are identical in all material respects.)
4.4 Form of Common Stock Purchase Warrant. (In accordance with Item 601 of Regulation S-K, similar warrants granted to the investors have not been filed because they are identical in all material respects except for the number of warrants granted to each investor.)
99.1  Press Release, dated June 18, 2001.